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                                                                   EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                       SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

I, Janet L. Holt, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The accompanying quarterly report on Form 10-Q for the three-month period ended September 30, 2003, fully complies with the requirements of Section 13(a) or Section 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in such report fairly presents, in all material respects, the financial condition and result of operations of Continucare Corporation.




Date:  November 13, 2003                          By: /s/ Janet L. Holt
                                                      -----------------------
                                                      JANET L. HOLT
                                                      Chief Financial Officer


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